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                        AMERICAN EXPRESS TRAVEL RELATED
                             SERVICES COMPANY, INC.

                           Seller of the Receivables

               AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION

                          Purchaser of the Receivables







                         RECEIVABLE PURCHASE AGREEMENT

                           Dated as of June 30, 1992


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         This Receivable Purchase Agreement (the "Agreement") is entered into as of June 30, 1992 by and between American Express Receivables Financing Corporation, a corporation organized and existing under the laws of the State of Delaware ("RFC"), and American Express Travel Related Services Company, Inc., a corporation organized and existing under the laws of the State of New York (the "Seller").

                                   Background

         The following statements are the mutual representations of the parties with respect to certain factual matters forming the basis for this Agreement and are an integral part of this Agreement.

         A. Receivables. The Seller owns the receivables (the "Receivables") of certain consumer charge card accounts (the "Accounts") meeting eligibility criteria (the "Eligibility Criteria") set forth in a Master Pooling and Servicing Agreement, dated as of June 30, 1992 (the "Pooling and Servicing Agreement"), by and among RFC, as Transferor, American Express Travel Related Services Company, Inc., as Servicer, and The Bank of New York, as Trustee, The Receivables include the right to receive all monies due and to become due and all amounts received with respect thereto in respect of each Account received on or after June 30, 1992 (the "Cut Off Date") until termination of this Agreement pursuant to Section 20 hereof. Accounts include (i) the consumer charge card accounts so indicated on Schedule I hereto referred to below (the "Initial Accounts") and (ii) certain consumer charge card accounts that will become Accounts that will be designated as Additional Accounts pursuant to
Section 2.06 of the Pooling and Servicing Agreement.

         B. Transfer of Receivables. The parties desire that the Seller sell the Receivables in the Initial Accounts to RFC pursuant to the terms of this Agreement. Pursuant to the terms of the Pooling and Servicing Agreement, RFC shall transfer the Receivables in the Accounts sold to RFC by the Seller to the American Express Master Trust (the "Trust").

         C. Definitions. Capitalized terms not specifically defined in this Agreement that are defined in the Pooling and Servicing Agreement shall have the same meaning when used herein as when used in the Pooling and Servicing Agreement.

                             Statement of Agreement

         The parties, each in consideration of the promises of the other and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

         Section 1. Sale of the Receivables.

         (a) By execution of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to RFC, without recourse (except as specifically provided herein), all of its right, title and interest in, to and under the Receivables, now existing and hereafter created, all monies due or to become due with respect thereto (including Recoveries) on and after the Cut Off Date and all proceeds of the Receivables. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by RFC of any obligation of the Seller or Servicer or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors, merchant banks, and any affiliate thereof, or insurers.

         (b) In connection with such sale, the Seller agrees to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created for the transfer of accounts meeting the requirements of Relevant UCC State law in such manner and in such jurisdictions as are necessary to perfect the sale, transfer and assignment of the Receivables to RFC and the transfer of the Receivables to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee on or prior to the date of issuance of the Series 1992-1 Certificates and Series 1992-2 Certificates issued pursuant to the Pooling and Servicing Agreement and the Series 1992-1 Supplement and the Series 1992-2 Supplement, respectively. RFC shall be under no obligation whatsoever to file such financing statements or make any other filings under the UCC in connection with such conveyance. The Trustee and RFC shall be entitled to rely upon the filings made by the Seller.

         (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the Initial Closing Date (x) to indicate in its books and records that all Receivables created in connection with the Accounts have been sold to RFC pursuant to this Agreement, (y) to deliver to RFC and. the Trustee a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Cut Off Date, its account number and the aggregate amount of Receivables outstanding in such Account and (z) within twenty Business Days of any request by the Trustee or RFC, deliver to RFC and the Trustee a new computer file or microfiche list containing a true and complete list of all Accounts identified as described in the preceding clause (y). Such files or lists shall be marked as Schedule 1 to this Agreement which is hereby incorporated into and made a part of this Agreement.

         (d) RFC shall not purchase Receivables if the Seller shall become an involuntary party to (or be made the subject of) any proceeding provided for by any federal or state bankruptcy, insolvency or other debtor relief law (an "Involuntary Case"), other than as creditor or claimant, and such Involuntary Case shall have continued for a period of ten Business Days from and including the day of receipt by the Seller of notice of such Involuntary Case. During such 10-Business Day period, RFC shall suspend its purchase of Receivables hereunder and shall hold all Principal Collections that would have been available to purchase Receivables in the Collection Account (if such deposits would otherwise have been required to be made pursuant to the Pooling and Servicing Agreement) and (a) if by the first Business Day after such 10-BusinessDay period, RFC has not obtained an order from the court having jurisdiction of such case or filing which order approves the continuation of the sale of Receivables hereunder by the Seller to RFC and which provides that RFC and the Trustee may rely on such order for the validity and nonavoidance of such transfer (the "Order"), RFC shall hold such Collections in such Collection Account (if so required) until such time as they may be paid to holders of the Certificates and shall not purchase Receivables thereafter for transfer to RFC, or (b) if by such first Business Day, RFC has obtained such Order, the Seller may continue selling Receivables, and RFC may continue purchasing Receivables, pursuant to the terms hereof, as modified by the

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immediately succeeding sentence. During the period after the 10-Business Day period described above and before the 90-day period following such filing, the purchase price of the Receivables transferred during such period, notwithstanding anything in this Agreement or the Pooling and Servicing Agreement to the contrary, shall be paid to the Seller by RFC in cash not later than the same Business Day of any sale of Receivables. If an order is obtained but subsequently reversed, rescinded or expired, the Seller shall immediately cease selling Receivables hereunder to RFC and RFC shall immediately cease buying Receivables hereunder. If by the first Business Day after such 90-day period, such Involuntary Case has not been dismissed, RFC shall immediately cease purchasing Receivables hereunder.

         (e) RFC shall not purchase Receivables hereunder if the Seller shall admit in writing its inability to pay its debts as they are due, or the commencement by the Seller of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Seller to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestator or other similar official of the Seller or of any substantial part of its property or the making by the Seller of an assignment for the benefit of creditors or the failure by the Seller generally to pay its debts as such debt becomes due or the taking of corporate action by the Seller in furtherance of any of the foregoing.

         Section 2. Purchase Price. Except as provided in Section 3, the purchase price for the Receivables (including Receivables in Additional Accounts) sold to RFC under this Agreement shall be a dollar amount equal to
(1) with respect to Receivables in the Initial Accounts, the product of 90.41% (which reflects the aging status and funding costs of the Receivables in and an arm's length return to RFC mutually agreed by both parties) and the aggregate unpaid balance of the Receivables on the Cut Off Date in respect of the Initial Accounts and (2) with respect to Receivables in the Additional Accounts, the product of a factor to be determined by the parties hereto in good faith based on the same factors set forth above and the aggregate unpaid balance of all Receivables in Additional Accounts on the Additional Account Cut Off Date in respect thereof, and (3) with respect to additional Receivables created in Accounts, the product of one minus the initial Yield Factor (as such price may be adjusted by the Purchaser in good faith based on increases in charge-offs, increases in the weighted average Certificate Rate for all Series, increases in Servicing Fees or decreases in Recoveries, or subsequently adjusted downward based on decreases in such items or increases in Recoveries), minus an arm's length return to RFC mutually agreed by both parties and the aggregate unpaid balance of all additional Receivables thereafter created in the Accounts. As additional consideration for the Seller's agreement to sell the Receivables to the Company, the Company has agreed pursuant to a loan agreement with the Seller to loan an amount up to $47,000,000 to the Seller upon request of the Seller, such loan to bear interest at the weighted average of the Fed Composite 30-day commercial paper rate, plus 0.15% on the outstanding principal balance from time to time, payable upon the final payment of the Series 1992-2 Class A Certificates.

         Section 3. Capital Contribution. $20,684,993 of the Receivables sold as of the Initial Closing Date are to be conveyed by the Seller to RFC as a capital contribution to RFC.

         Section 4. Payment of Purchase Price on the Initial Closing Date and Additional Account Closing Date(s). The Purchase Price for Receivables shall be paid or

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provided for on the Initial Closing Date and each Additional Account Closing
Date, as the case may be, in either of the following ways: (i) by payment in cash in immediately available funds; or (ii) in the event that the total Purchase Price is not paid in full in cash by RFC on the Initial Closing Date and any Additional Account Closing Date, as the case may be, the Seller shall convey the principal amount of such cash shortfall as a capital contribution to RFC.

         Section 5. Adjustments to Purchase Price. The Purchase Price shall be adjusted (a "Credit Adjustment") with respect to any Receivable adjusted as provided in subsection 3.08(a) of the Pooling and Servicing Agreement. To the extent that RFC is required thereunder to pay to the Servicer for deposit into the Collection Account, the Seller shall pay to RFC the amount required to be paid to the Servicer thereunder.

         Section 6. Settlement and Ongoing Payment of Purchase Price. On each Distribution Date under the Pooling and Servicing Agreement, the Seller shall deliver to RFC a settlement statement in substantially the form of Exhibit B (the "Settlement Statement"), showing the aggregate Purchase Price of Receivables conveyed to RFC during the prior Due Period, and the amount which remains unpaid as Credit Adjustments made with respect to such prior Due Period pursuant to Section 5 hereof. Any balance due from RFC to the Seller shall be paid in immediately available funds or the Seller shall convey such amount as a capital contribution to RFC and any balance due from the Seller to RFC shall be paid in immediately available funds.

         Section 7. Acceptance and Agreement by RFC.

         (a) RFC hereby acknowledges its acceptance of all right, title and interest to the property described in Section l(a) hereof. RFC further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Seller delivered to RFC and the Trustee the computer file or microfiche list described in clause (y) of subsection l(c) hereof.

         (b) RFC hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche lists marked as Schedule i delivered to RFC by the Seller pursuant to subsection l(c) or subsection 10(b) hereof, except as may be required by law or to a Successor Servicer appointed pursuant to Section 10.02 of the Pooling and Servicing Agreement. RFC agrees to take such measures as shall be reasonably requested by the Seller to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Seller to inspect RFC's security and confidentiality arrangements from time to time during normal business hours. RFC shall make reasonable efforts to provide the Seller with written notice five Business Days prior to any disclosure pursuant to this subsection 7(b) and shall cooperate with the Seller to seek any protective order and confidentiality agreement the Seller deems necessary or advisable.

         (c) The parties hereto intend that the Seller shall have sold, transferred and assigned to RFC all right, title and interest of the Seller in the Receivables and the proceeds thereof. If this Agreement does not constitute a valid sale, transfer and assignment of all right, title and interest of the Seller in such property despite the intent of the parties hereto, the Seller hereby grants RFC a "security interest" (as defined in the UCC as in effect in the Relevant UCC

State) in such property to RFC and the parties agree that this Agreement shall constitute a security agreement under the law in effect in the Relevant UCC State.

         (d) RFC shall maintain net worth (exclusive of any interest of RFC in the Transferor Interest) at an amount equal to at least the greater of $30,000,000 at 1.25% of the Trust Principal Component.

         Section 8. Representations and Warranties of the Seller Relating to the Seller. The Seller hereby represents and warrants to RFC, as of the date hereof, that:

         (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of New York, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the transactions contemplated under this Agreement.

         (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a foreign corporation in any state required in order to conduct its business, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the conduct of its business or render any Receivables unenforceable; provided, however, that no representation or warranty is made with respect to any qualifications, licenses or approvals which RFC would have to obtain to do business in any state in which RFC seeks to enforce any Account or any Receivable.

         (c) Due Authorization. The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions provided for in this Agreement have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

         (d) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to the Seller or any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties is bound.

         (e) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of the Seller, threatened against the Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement,
(ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially

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and adversely affect the validity or enforceability of this Agreement, or (v)
seeking to affect adversely the Federal or State of New York income tax attributes of the Trust.

         (f) Eligibility of Accounts. As of the Selection Date, each Account was an Eligible Account.

         (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated by this Agreement and the fulfillment by the Seller of the terms hereof have been obtained.

         (h) Amount of Receivables; Computer File. As of the Cut Off Date, the amount of Receivables in the Accounts was $2,433,528,576. The computer file or microfiche list delivered pursuant to Section l(c) hereof is complete and accurately reflects the information regarding the Receivables under the Accounts in all material respects.



         The representations and warranties set forth in this Section 8 shall survive the transfer and assignment of the Receivables, and the proceeds thereof to RFC and by RFC to the Trust. Upon discovery by the Seller or RFC of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party and to the Trustee.

         Section 9. Representations and Warranties of the Seller Relating to the Agreement and the Receivables.

         (a) Binding Obligation; Valid Transfer and Assignment. The Seller hereby represents and warrants to RFC, with respect to the Agreement and Receivables, as of the Closing Date, and, with respect to any matters involving Additional Accounts, as of the related Additional Account Closing Date that:

                  (i) this Agreement and, in the case of Additional Accounts, the related Assignment, each constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

                  (ii) Each of this Agreement, and as of the related Additional Account Closing Date, each Assignment constitutes a valid sale and assignment to RFC of all right, title and interest of the Seller in and to the Receivables now existing and hereafter created, all monies due or to become due with respect thereto on and after the Cut Off Date, Recoveries, and all proceeds (as defined in the UCC as in effect in the Relevant UCC State) of such Receivables, and such Receivables and all proceeds thereof will be held by RFC free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates except for Liens permitted under Section 12(b). Neither the Seller nor any Person claiming through or under the Seller shall have any claim to or

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

         interest in the Collection Account or any other account or accounts maintained for the benefit of Certificateholders, except for any right of RFC to receive interest accruing on, and investment earnings with respect to, any such account as provided in the Pooling and Servicing Agreement and any Supplement.

         (b) Eligibility of Receivables. The Seller hereby represents and warrants to RFC, as of the Cut Off Date and on each Additional Account Cut Off Date that (i) each Receivable then existing is an Eligible Receivable, (ii) all material information with respect to the Accounts and Receivables provided to RFC by the Seller was true and correct in all material respects as of the Selection Date or the related Additional Account Selection Date, (iii) each Receivable then existing has been conveyed to RFC free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates (other than Liens permitted under Section 12(b)) and in compliance, in all material respects, with all Requirements of Law applicable to the Seller, (iv) with respect to each Receivable then existing, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller, in connection with the conveyance of such Receivable to RFC have been duly obtained, effected or given and are in full force and effect, (v) as of the Initial Closing Date, and, as of the applicable Additional Account Cut Off Date with respect to Additional Accounts, Schedule 1 to this Agreement is and will be an accurate and complete listing of all the Accounts in all material respects as of the Cut Off Date or the applicable Additional Account Cut Off Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is and will be true and correct in all material respects as of such applicable Cut Off Date or Additional Account Cut Off Date and (vi) no selection procedures believed by the Seller to be adverse to the interests of RFC or the Investor Certificateholders have been used in selecting the Initial Accounts. On each day on which any new Receivable is created, the Seller shall be deemed to represent and warrant to RFC that (A) each Receivable created on such day is an Eligible Receivable, (B) each Receivable created on such day has been conveyed to RFC in compliance, in all material respects, with all Requirements of Law applicable to the Seller, (C) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller, in connection with the conveyance of such Receivable to RFC have been duly obtained, effected or given and are in full force and effect and (D) the representations and warranties set forth in Section 9(a) are true and correct with respect to each Receivable created on such day as if made on such day.

         (c) Notice of Breach. The representations and warranties set forth in this Section 9 shall survive the transfer and assignment of the Receivables and the proceeds thereof to the Trust. Upon discovery by the Seller or RFC of a breach of any of the representations and warranties set forth in this Section 9, the party discovering such breach shall give prompt written notice to the other party and to the Trustee.

         Section 10. Addition of Accounts.

         (a) With the consent of RFC, the Seller may, but shall not be obligated to, designate from time to time Additional Accounts of the Seller to be included as Accounts.

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         (b) The Seller shall be permitted to designate and sell Receivables from Additional Accounts to RFC only upon satisfaction of the following conditions:

                  (i) On or before the tenth Business Day prior to the Additional Account Closing Date, the Seller shall give RFC written notice that such Additional Accounts will be included and specifying the approximate aggregate amount of the Receivables to be transferred;

                  (ii) On or prior to the Additional Account Closing Date, the Seller shall have delivered to RFC a written assignment (and RFC shall have accepted such assignment) in substantially the form of Exhibit A (the "Assignment") and shall have clearly indicated in its computer files that the Receivables created in connection with the Additional Accounts have been sold to RFC and the Seller shall have delivered to RFC a computer file or microfiche list represented by the Seller to contain a true and complete list of all Additional Accounts identified by account number and by Receivable balance in such Additional Accounts as of the Additional Account Cut Off Date, which computer file or microfiche list shall be as of the date of such Assignment incorporated into and made a part of such Assignment and this Agreement;

                  (iii) The Seller shall represent and warrant that (x) each Additional Account was, as of the date of its selection (the "Additional Account Selection Date"), an Eligible Account, (y) no selection procedures believed by the Seller to be materially adverse to the interests of RFC, any Series of Investor Certificateholders or any Enhancement Provider were utilized in selecting the Additional Accounts from the available Eligible Accounts in the Seller's portfolio; and (z) as of the Additional Account Closing Date, the Seller is not insolvent and will not be made insolvent by the transfer of the Receivables of such Additional Accounts;

                  (iv) The Seller shall represent and warrant, that, as of the Additional Account Closing Date, the Assignment constitutes a valid sale and assignment to RFC of all right, title and interest of the Seller in and to the Receivables then existing and thereafter created in the Additional Accounts, all monies due or to become due with respect thereto on and after the Additional Account Cut Off Date, Recoveries and the proceeds thereof to the extent set forth in Section 9-306 of the UCC in effect in the Relevant UCC State of such Receivables, and such Receivables and all proceeds thereof will be conveyed to RFC free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates, except for Liens permitted under Section 12(b) hereunder;

                  (v) The Seller shall deliver to RFC an Officer's Certificate confirming the items set forth in paragraphs (ii), (iii) and (iv) above and (vii) below and RFC may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying;

                  (vi) The Seller shall deliver to RFC an Opinion of Counsel with respect to the Receivables in the Additional Accounts substantially in the form of Exhibit C hereto; and

                  (vii) The Rating Agencies shall have received ten (10) Business Days' notice, and RFC shall have received three Business Days' notice, of such proposed addition of Accounts; if such Accounts are being added in connection with an addition of Accounts pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement, the Seller shall have received written notice from Moody's (if Moody's shall then be a Rating Agency) that such addition would not result in a downgrading or withdrawal of the then current rating of any outstanding Series of Investor Certificates; and, in the event that the number of Additional Accounts designated with respect to any three consecutive Due Periods would exceed 15% of the number of Accounts as of the first day of the calendar year during which such Due Periods commence (or the Cut-Off Date, in the case of 1992) or the number of Additional Accounts designated during any such calendar year would exceed 20% of the number of Accounts as of the first day of such calendar year (or the Cut-Off Date, in the case of 1992), the Seller shall have received written confirmation from Standard & Poor's (if Standard & Poor's shall then be a Rating Agency) that such addition would not result in a downgrade or withdrawal of its then current rating of any outstanding Series of Investor Certificates.

         Upon satisfaction of the above conditions, the Seller shall execute and deliver the Assignment to RFC, and the Receivables from the Additional Accounts shall be sold to RFC as provided in Section 1 of the Agreement.

         (c) Notice of Breach. The representations and warranties set forth in subsection 10(b)(iii) of this Agreement shall survive the sale, transfer and assignment of the respective Receivables to RFC. Upon discovery by the Seller, RFC, the Servicer or the Trustee of a breach of any of the covenants, representations and warranties set forth herein, the party discovering the breach shall give prompt written notice to the others.

         Section 11. Repurchase of Ineligible Receivables.

         (a) Automatic Removal. In the event of a breach with respect to a Receivable of any of the representations and warranties set forth in Section 9(b)(iii), or in the event that a Receivable is not an Eligible Receivable as a result of the failure to satisfy the conditions set forth in clause (iv) of the definition of an Eligible Receivable, and either of the following conditions is met:

                  (i) the Lien upon the subject Receivable (1) ranks prior to the Lien created pursuant to this Agreement, (2) arises in favor of the United States of America or any state or any agency or instrumentality thereof or involves taxes or liens arising under Title IV of the Employee Retirement Income Security Act of 1974, or (3) has been consented to by the Sellers; or

                  (ii) the Lien on the subject Receivable is not of the types described in clause (i) above, and as a result of such breach or event such Receivable becomes a Receivable in a Defaulted Account or RFC's or the Trust's rights in, to or under such Receivable or its proceeds are materially impaired or the proceeds of such Receivable are not available for any reason to the Trust free and clear of any Lien except Liens permitted pursuant to Section 12(b);

         then, upon the earlier to occur of the discovery of such breach or event by the Seller, the Servicer or RFC or receipt by the Seller of written notice of such breach or event given by the Trustee, each such Receivable or, at the option of RFC, all such Receivables with respect to the related Account shall be automatically removed from the Trust and repurchased by the Seller on the terms and conditions set forth below in Section 11(c).

         (b) Removal after Cure Period. In the event of a breach of any of the representations and warranties set forth in Section 9(b)(i), (ii), (iv) or (v) with respect to a Receivable (other than in the event that a Receivable is not an Eligible Receivable as a result of the failure to satisfy the conditions set forth in clause (iv) of the definition of Eligible Receivable), and as a result of such breach or event such Receivable becomes a Receivable which is not an Eligible Receivable, the Account related to such Receivable becomes a Defaulted Account or the Trust's or RFC's rights in, to or under such Receivable or its proceeds are materially impaired or the proceeds of such Receivable are not available for any reason to the Trust or RFC free and clear of any Lien (other than Liens permitted pursuant to Section 12(b)), then, upon the expiration of 60 days or any longer period agreed upon by the Trustee and RFC (not to exceed an additional 60 days) from the earlier to occur of the discovery of any such event by RFC or the Servicer, or receipt by RFC or the Servicer of written notice of any such event given by the Trustee, each such Receivable or, at the option of RFC or the Trustee, all such Receivables with respect to the related Account, shall be removed from the Trust and repurchased by the Seller on the terms and conditions set forth in Section 11(c); provided, however, that no such removal shall be required to be made if, on any day within such applicable period, (i) such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day, and (ii) such Receivable is an Eligible Receivable, the related Account is no longer a Defaulted Account as the result of the breach of such representation and warranty (including those implied by law), and the Trust's and RFC's rights in, to or under such Receivable or its proceeds are no longer impaired as the result of the breach of such representation and warranty, and the proceeds of such Receivable have become available to the Trust and RFC free and clear of all Liens which caused the breach of such representation or warranty, as applicable.

         (c) Removal Terms and Conditions. When required or permitted with respect to a Receivable (an "Ineligible Receivable") by the provisions of
Section 11(a) or Section 11(b) above, the Seller shall pay to RFC the balance of such Receivable within two Business Days of the date on which such Receivable became an Ineligible Receivable. Any such payment in connection with the reassignment of an Ineligible Receivable shall be considered a payment in full of the Ineligible Receivable. Upon the reassignment to the Seller of an Ineligible Receivable, RFC shall, without further action be deemed to sell, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty (including those implied by law), all the right, title and interest of RFC in and to such Ineligible Receivable, all monies due or to become due with respect thereto and all proceeds thereof. RFC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Ineligible Receivable pursuant to this subsection and as shall be specified in an Opinion of Counsel delivered to RFC to the effect that such documents and instruments comply herewith. In the event that on any day within 60 days, or any longer period agreed upon by the Trustee (not to exceed an additional 60 days), of the date on which the repurchase of an Ineligible Receivable pursuant to this Section 11 is effected, (i) the applicable representations and warranties with respect to such Receivable shall be true and correct in all material respects on such date and (ii) the Receivable is an Eligible Receivable, the Account corresponding to the Receivable is no longer a Defaulted Account as the result of the breach of such representation and warranty and the proceeds of such Receivable are available to the Trust and RFC free and clear of all Liens which caused the breach of such representation and warranty, or (iii) the Seller has cured the breach of the representation or warranty, as applicable, the Seller may, but shall not be required to, reconvey such Receivable to RFC. Upon reconveyance of a Receivable pursuant to this subsection, the Seller shall have been deemed to have made the applicable representations and warranties in Section 9(b) as of the date of such addition, as if the Receivable had been created on such date, and shall execute all such necessary documents and instruments of transfer or assignment and take such other actions as shall be necessary to effect and perfect the reconveyance of such Receivable to RFC, The obligation of the Seller set forth in this subsection, or the repurchase of such Receivable by the Seller from RFC, as the case may be, shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced Sections with respect to such Receivable available to RFC, the Certificateholders or the Trustee on behalf of Certificateholders.

         Notwithstanding any other provision of this Section 11, a reassignment of an Ineligible Receivable shall not occur if the Seller fails to make the deposit required by this Section 11 with respect to such Ineligible Receivable.

         (d) No Impairment. For the purposes of Sections 11(a) and 11(b) and above, proceeds of a Receivable shall not be deemed to be impaired hereunder solely because such proceeds are held by the Servicer for more than the applicable period under Section 9-306(3) of the UCC as in effect in the Relevant UCC State.

         (e) Reassignment of Trust Portfolio. In the event of (1) a breach of any of the representations or warranties set forth in Section 8(a) or Section 9(a) or (2) a material amount of Receivables are not Eligible Receivables, and in either case such event has a materially adverse effect on RFC or Investor Certificateholders, RFC by notice then given in writing to the Seller, may direct the Seller to accept reassignment of all Receivables within 60 days of such notice, or within such longer period as may be specified in such notice

(not to exceed an additional 60 days) and the Seller shall be obligated to accept such reassignment on a Distribution Date specified by RFC occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, on the Business Day prior to such Distribution Date the representations and warranties contained in Section 8(a) or 9(a) shall then be true and correct in all material respects, or there shall no longer be a material amount of Ineligible Receivables, as the case may be. The Seller shall pay RFC on the Business Day immediately prior to the Distribution Date (in immediately available funds) an amount equal to the reassignment deposit amount for such Receivables in the Collection Account. The amount for such reassignment shall be equal to the Aggregate Invested Amount on the Record Date related to the applicable Distribution Date on which such payment is made (less the aggregate principal amount on deposit in any principal funding account) plus an amount equal to all accrued but unpaid interest on the Certificates of all Series at the applicable certificate rates through the end of the interest accrual periods of such Series. On the Distribution Date with respect to which such amount has been paid in full to RFC, the

Receivables and all monies due or to become due with respect thereto and all proceeds relating thereto shall be reconveyed to the Seller and RFC shall execute or cause the Trustee to execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be reasonably requested by the Seller to vest in the Seller or its designee or assignee, all right, title and interest of RFC in and to the Receivables, all monies due or to become due with respect thereto and all proceeds thereof and as shall be specified in an Opinion of Counsel delivered to RFC to the effect that such documents and instruments comply herewith.

         Section 12. Covenants of the Seller. The Seller hereby covenants that:

         (a) Receivables Not to be Evidenced by Promissory Notes or Chattel Paper. The Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the Relevant UCC State). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder.

         (b) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether now existing or hereafter created, or any interest therein; the Seller will notify RFC of the existence of any Lien on any Receivable transferred by the Seller immediately upon discovery thereof; and the Seller shall defend the right, title and interest of RFC or the Trust in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this subsection 12(b) shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Receivables any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto; provided, further, that nothing in this subsection shall prohibit the Seller or RFC from having or participating an interest in the Exchangeable Transferor Certificate pursuant to subsection 6.03(b) of the Pooling and Servicing Agreement.

         (c) Account Agreements and Guidelines. The Seller shall comply with and perform its obligations under the applicable Account Agreements relating to the Accounts and the Account Guidelines except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trust or the Investor Certificateholders under the Pooling and Servicing Agreement. Subject to compliance with all Requirements of Law the failure to comply with which would have a material adverse effect on the Investor Certificateholders, the Seller may change the terms and provisions of the Account Agreement or the Account Guidelines in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs) as follows: (a) if the Seller owns a comparable segment of accounts, then such change is made applicable to such comparable segment which has characteristics the same as, or substantially similar to, the Accounts which are the subject of such change and
(b) if it does not own such a comparable segment, the Seller will not make any such change with the intent to materially benefit the Seller or RFC over the Investor Certificateholders.

         (d) Account Allocations, In the event that the Seller is unable for any reason to sell Receivables to RFC in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 9.02 of the Pooling and Servicing Agreement or an order of any court of competent jurisdiction ordering that the Seller not sell any additional Receivables to RFC) then, in any such event, the Seller agrees (except as prohibited by any such order) to allocate and pay to RFC, after the date of such inability, all Principal Collections with respect to Receivables and all amounts which would have constituted Principal Collections with respect to such receivables which would have been Receivables but for the Seller's inability to sell such receivables (up to an aggregate amount equal to the amount of Receivables in the Trust on such date). If the Seller is unable pursuant to any Requirement of Law to allocate Principal Collections as described above, the Seller agrees that it shall, in any such event, allocate, after the date that the Seller becomes unable to do so, payments on each Account with respect to the balance of such Account first to the oldest balance of such Account.

         (e) Delivery of Collections. In the event that the Seller receives Collections, the Seller agrees to pay the Servicer or any Successor Servicer all payments received by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after the receipt by the Seller thereof.

         (f) Notice of Liens. The Seller shall notify RFC and the Trustee promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder and under the Pooling and Servicing Agreement.

         Section 13. Removal of Accounts.

         (a) Subject to the conditions set forth below, on each Determination Date on which the Transferor Amount as a percentage of Trust Principal Component exceeds 20% at the end of the related Due Period, RFC may, but shall not be obligated to, designate, from time to time, Accounts for deletion and removal from the Accounts and reconveyance to the Seller; provided, however, that RFC shall not make more than one such designation in any Due Period. On or before the tenth Business Day (the "Removal Notice Date") prior to the date on which (i) the designated Removed Accounts will be reassigned by the Trustee to RFC, and (ii) RFC shall reconvey the designated Removed Accounts to the Seller, (the "Removal Date"), RFC shall give the Trustee, the Seller and the Servicer written notice that the Receivables from such Removed Accounts are to be reassigned by the Trustee to RFC, and shall be reconveyed by RFC to the Seller.

         (b) RFC shall be permitted to designate and require reassignment to it of Receivables from Removed Accounts, and reconveyance of Receivables in Removed Accounts to the Seller, only upon satisfaction of the following conditions:

                  (i) on or prior to the Removal Date, RFC shall have executed a written instrument of reassignment in substantially the form of Exhibit D (the "Reassignment") and RFC shall deliver to the Seller a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and by the aggregate balance of the Receivables in such Removed Accounts as of the Removal Notice Date, which computer file or microfiche list shall as of the Removal Date modify and amend and be made a part of this Agreement;

                  (ii) RFC shall represent and warrant that no selection procedures believed by RFC to be materially adverse to the interests of any outstanding Series of Investor Certificateholders or any Enhancement Provider were utilized in selecting the Removed Accounts to be removed from the Trust and reconveyed to the Seller;

                  (iii) The removal of any Receivables of any Removed Accounts and the reconveyance thereof to the Seller on any Removal Date shall not, (a) in the reasonable belief of RFC, cause an Early Amortization Event to occur or an event which with notice or lapse of time or both would constitute an Early Amortization Event and (b) cause the Transferor Amount as a percentage of the Trust Principal Component to be less than the Minimum Transferor Percentage on such Removal Date;

                  (iv) The Rating Agencies shall have received ten Business Days' notice of such proposed removal of Accounts and RFC shall have received written confirmation from the Rating Agencies that such removal would not result in a downgrading or withdrawal of the then current rating of any outstanding Series of the Investor Certificates; and

                  (v) RFC shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in (i) through (iv) above. The Seller may conclusively rely on such Officer's Certificates, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         Upon satisfaction of the above conditions and the delivery by the Trustee of the Reassignment required by the Pooling and Servicing Agreement, RFC shall execute and deliver the Reassignment to the Seller, and the Receivables from the Removed Accounts shall be reconveyed to the Seller pursuant to the provisions of this Section 13.

         Section 14. Liability; Indemnification. The Seller shall be liable for each obligation, covenant, representation and warranty of the Seller, arising under or related to this Agreement. Except as provided in the preceding sentence, the Seller shall be liable only to the extent of the obligations specifically undertaken by the Seller in its capacity as Seller hereunder. The Seller agrees to indemnify RFC and to hold RFC harmless from and against any and all losses, damages and expenses (including reasonable attorneys' fees) suffered or incurred by RFC as a result of a material breach of a covenant, representation or warranty hereunder.

         Section 15. Merger or Consolidation of, or Assumption of the Obligations of, the Seller.

         (a) The Seller shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

                  (i) the corporation formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia, and, if the Seller is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to RFC, the Servicer and the Trustee, in form satisfactory to RFC, the Servicer and the Trustee, the performance of every covenant and obligation of the Seller hereunder. (To the extent that any right, covenant or obligation of the Transferor is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and

                  (ii) the Seller has delivered to RFC, the Servicer and the

         Trustee an officers' certificate signed by a Vice President (or any more senior officer) of the Seller and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 15 and that all conditions precedent herein provided for relating to such transaction have been complied with.

The Seller shall promptly advise the Rating Agencies in writing of any such merger, consolidation, conveyance or transfer.

         Section 16. Limitation on Liability of the Seller. Subject to Section 14 of this Agreement, neither the Seller nor any of its directors or officers or employees or agents in its capacity as Seller shall be under any liability to the Trust, the Trustee, the Certificateholders, RFC or any other Person for any action taken or for refraining from the taking of any action in the capacity as Seller pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Seller or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         Section 17. Sale of Accounts.

         (a) The Seller may sell, transfer, assign, exchange, pledge, participate or otherwise convey its interest in the Accounts, to any Person, in whole or in part, upon satisfaction of the conditions set forth in subsection 17(b) of this Agreement (such a sale transaction is referred to in this Section 17 as a "Conveyance"). The consummation of any Conveyance shall not require the consent of RFC, the Trustee or the Holders of the Investor Certificates of any Series except as provided in this Section 17.

         (b) No Conveyance may be effected unless and until the following conditions precedent are satisfied:

                  (i) the Person that acquires by Conveyance the conveyed Accounts shall (A) be organized and existing under the laws of the United States of America or any state or the District of Columbia thereof, (B) be a member of the same consolidated federal income tax group as RFC, and (C) expressly assume, by an agreement supplemental hereto in form satisfactory to RFC, the Servicer and the Trustee, executed and delivered to RFC, the Servicer and the Trustee, the performance of every covenant and obligation of the Seller hereunder and under the Pooling and Servicing Agreement;

                  (ii) the Seller shall deliver to RFC, the Trustee, the

         Servicer and each Enhancement Provider an Officer's Certificate stating that such Conveyance and such supplemental agreement comply with this Section 17 and that all conditions precedent provided by this Section 17(b) have been complied with and an opinion of Counsel stating that all conditions precedent provided by this Section 17(b) have been complied with, and RFC, the Servicer and the Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying;

                  (iii) the Seller shall deliver to RFC, the Trustee, the Servicer and each Enhancement Provider a letter from each Rating Agency rating the Investor Certificates of any Series, confirming that the rating of such Certificates, after giving effect to such Conveyance, will not be lowered or withdrawn;

                  (iv) the Seller shall deliver to RFC, the Trustee, the Servicer, the Rating Agencies and each Enhancement Provider an opinion of Counsel to the effect that (i) such transfer will not adversely affect the treatment of the Investor Certificates of any Series after such transfer as debt for Federal income tax purposes and such transfer will not have any material adverse effect on the Federal income taxation of an Investor Certificateholder or any Certificate Owner and (ii) such transfer will not cause a taxable Event for Federal income tax purposes to any Investor Certificateholder; and

                  (v) all filings and other actions necessary to continue the perfection of the interest of RFC and the Trustee in the Receivables and the other property conveyed hereunder shall have been taken or made.

         Section 18. Access to Certain Documentation and Information Regarding the Receivables. The Seller shall provide to the Trustee, the Servicer and RFC reasonable access to the documentation regarding the Accounts and the Receivables in such cases where required in connection with the performance by the Trustee, the Servicer or RFC of their obligations under this Agreement, the Pooling and Servicing Agreement or any Supplement, the enforcement of the rights of the Investor Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours,
(iii) subject to such protective orders and confidentiality agreements or procedures as the Seller deems necessary or advisable and (iv)at offices designated by the Seller. Nothing in this Section 19 shall derogate from the obligation of RFC, the Servicer, the Trustee or the Seller to observe any applicable law prohibiting disclosure of information regarding the obligors and the failure of the Seller to provide access as provided in this Section 18 as a result of such obligation shall not constitutes breach of this Section 18.

         Section 19. Examination of Records. The Seller and RFC shall indicate clearly and unambiguously in their computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust pursuant to this Agreement and the Pooling and

Servicing Agreement for the benefit of the Investor Certificateholders. The Seller and RFC shall, prior to the sale or transfer to a third party of any receivable held in their custody, examine its computer and other records to determine that such receivable is not a Receivable.

         Section 20. Termination. Upon the termination of the Trust pursuant to
Section 12.01 of the Pooling and Servicing Agreement, the surrender of the Exchangeable Transferor Certificate and the compliance by the Trustee with
Section 12.04 of the Pooling and Servicing Agreement, RFC shall return to the Seller (without recourse, representation or warranty) all right, title and interest of RFC in the Receivables, whether then existing or thereafter created, all moneys due or to become due with respect thereto (including Recoveries), and all proceeds thereof except for amounts held by the Trustee pursuant to subsection 12.03(b) of the Pooling and Servicing Agreement. RFC shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Seller to vest in the Seller all right, title and interest which RFC had in the Receivables.


         Section 21. Amendment.

         (a) This Agreement may be amended from time to time by the Seller and RFC, without the consent of the Trustee or any of the Investor Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions with respect to matters or questions raised under this Agreement which are not inconsistent with the provisions of this Agreement. This Agreement may also be amended from time to time by the Seller and RFC without the consent of the Trustee or the Investor Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Investor Certificateholders; provided, however, that (i) the Servicer shall have provided to the Trustee an Officer's Certificate to the effect that such action will not materially and adversely affect the interests of such Investor Certificateholders (or 100% of the Class of Investor Certificateholders so affected shall have consented), (ii) each Rating Agency rating the Investor Certificates confirms that such action will not result in the reduction or withdrawal of its rating of Investor Certificates and (iii) such action will not, as evidenced by an opinion of counsel satisfactory to the Trustee, cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or adversely affect the treatment of the Investor Certificates as debt for Federal income tax purposes.

         (b) This Agreement may also be amended from time to time by the Seller and RFC with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of each and every Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment under this subsection shall (i) reduce in any manner the amount of, or delay the timing of, Collections on the Receivables or payments or distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholder, or (ii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

         (c) Prior to the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to the Rating Agencies.

         (d) Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification (or in the case of Bearer Certificates, publish notice in the manner described in Section 13.05 of the Pooling and Servicing Agreement) of the substance of such amendment to each Investor Certificateholder, and the Servicer shall furnish written notification of the substance of such amendment to any related Enhancement Provider and each Rating Agency.

         (e) It shall not be necessary for the consent of Investor Certificateholders under this Section 21 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Investor Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (f) Any Assignment regarding the sale of Receivables by the Seller to RFC as provided in Section 10 of this Agreement, or Reassignment relating to the conveyance of Receivables by RFC to the Seller as provided in Section 13 of this Agreement, executed to facilitate the addition to or removal of Receivables from the Trust as provided in Sections 2.06 and 2.07, respectively, of the Pooling and Servicing Agreement and executed in accordance with the provisions hereof shall not be considered amendments to this Agreement, including, without limitation, for the purpose of subsections 21(a), (b) or (c) of the Agreement.

         Section 22. Protection of Right, Title and Interest to Receivables.

         (a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Seller's and RFC's right, title and interest to the Receivables and proceeds thereof to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of RFC hereunder and the Trustee under the Pooling and Servicing Agreement to the Receivables and proceeds thereof. The Seller shall deliver to RFC file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. RFC shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 22(a).

         (b) Within 30 days after the Seller makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the Relevant UCC State, the Seller shall give RFC and the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of RFC's and the Trustee's security interest in the Receivables and the proceeds thereof.

         (c) The Seller will give RFC and the Trustee prompt written notice of any relocation of any office from which it keeps records concerning the Receivables or of its principal executive office, and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of RFC's security interest in the Receivables and the proceeds thereof. The Seller will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

         Section 23. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 24. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of American Express Receivables Financing Corporation to American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: Arthur Berman, with copies to American Express Travel Related Services Company, Inc., American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: General Counsel, and (b) in the case of American Express Travel Related Services Company, Inc., American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: Jay B. Stevelman, with copies to American Express Travel Related Services Company, Inc., American Express Tower, World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: General Counsel; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party, Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the party receives such notice.

         Section 25. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 26. Assignment. Notwithstanding anything to the contrary contained herein, this Agreement may not be assigned by RFC or the Seller except as contemplated by this Section 26 and Section 17 of this Agreement and the Pooling and Servicing Agreement; provided, however, that simultaneously with the execution and delivery of this Agreement, RFC shall assign all of its right, title and interest herein to the Trustee for the benefit of the Investor Certificateholders of all Series as provided in Section 2.01 of the Pooling and Servicing Agreement, to which the Seller hereby expressly consents; provided, further, that except for the foregoing assignment, no such assignment shall occur unless the Trustee shall have received confirmation from the Rating Agencies that such assignment shall not cause a reduction or withdrawal of the rating of any Series of Certificates. The Seller agrees to perform its obligations hereunder for the benefit of the Trust and that the Trustee may enforce the provisions of this Agreement, exercise the rights of RFC and enforce the obligations of the Seller hereunder without the consent of RFC. In the event that the Seller is obligated to pay funds to RFC hereunder, to the extent RFC is obligated to remit funds to the Trust pursuant to the Pooling and Servicing Agreement in connection with such event, the Seller agrees that it shall pay such funds to the Servicer or the Trustee as appropriate.

         Section 27. Further Assurances. The Seller and RFC agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the Relevant UCC State of any applicable jurisdiction.

         Section 28. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Seller or RFC, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 29. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 30. Third Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of the Trustee and the Investor Certificateholders and

their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder; provided, however, that if so specified in the applicable Supplement to the Pooling and Servicing Agreement, an Enhancement Provider may be deemed to be a third party beneficiary of this Agreement.

         Section 31. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         Section 32. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         IN WITNESS WHEREOF, the Seller and RFC have caused this Receivable Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     AMERICAN EXPRESS TRAVEL RELATED
                                       SERVICES COMPANY, INC.,
                                       as Seller



                                     By
                                        ----------------------------------
                                        Name:
                                        Title:



                                      AMERICAN EXPRESS RECEIVABLES
                                        FINANCING CORPORATION,
                                        as Purchaser



                                     By
                                        ----------------------------------
                                        Name:
                                        Title:

                                                                      EXHIBIT A

                                                                      ---------

            FORM OF ASSIGNMENT,OF RECEIVABLES IN ADDITIONAL ACCOUNTS

                    (As required by Subsection 10(b)(ii) of
                       the Receivable Purchase Agreement)

                  ASSIGNMENT No. ____ OF ADDITIONAL RECEIVABLES IN ACCOUNTS, dated as of _______________, by and between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York corporation, as Seller (the "Seller") and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION, a Delaware corporation ("RFC"), pursuant to the Receivables Purchase Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, the Seller and RFC are parties to the Receivable Purchase Agreement, dated as of June 30, 1992 (hereinafter as such agreement may have been or may from time to time be, amended, supplemented or otherwise modified, the "Receivable Purchase Agreement");

                  WHEREAS, the Seller wishes, pursuant to Section 10(a) of the Receivable Purchase Agreement, to designate Additional Accounts of the Seller to be included as Accounts and to sell the Receivables of such Additional Accounts, whether now existing or hereafter created, to RFC, and RFC will transfer the Receivables of such Additional Accounts to the American Express Master Trust to become a part of the corpus of the Trust (the "Trust") pursuant to Section 2.06 of the Master Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 30, 1992, between RFC as Transferor, American Express Travel Related Services Company, Inc., as Servicer and The Bank of New York, as Trustee (the "Trustee"); and

                  WHEREAS, RFC is willing to accept such designation and conveyance of the Receivables in the Additional Accounts subject to the terms and conditions hereof;

                  NOW THEREFORE, the Seller and RFC hereby agree as follows:

                  1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Additional Account Closing Date" shall mean, with respect to the Additional Accounts designated hereby, ____________, 19__.

                  "Additional Account Cut Off Date" shall mean, with respect to the Additional Accounts designated hereby, ____________, 19__.

                  "Addition Selection Date" shall mean, with respect to the Additional Accounts designated hereby, ____________.

                  2. Designation of Additional Accounts. The Seller shall

deliver to RFC on the Additional Account Closing Date, a computer file or microfiche list containing a true and complete list of each Account which as of the Additional Account Closing Date shall be deemed to be an Additional Account, such accounts being identified by account number and by the aggregate Receivables balance in such accounts as of the close of business on the Additional Account Cut Off Date. Such list shall be marked as Schedule 1 to this Assignment and, as of the Additional Account Closing Date, shall be incorporated into and made a part of this Assignment and the Receivable Purchase Agreement.

                  3. Conveyance of Receivables. (a) The Seller does hereby sell, transfer, assign, set-over and otherwise convey to RFC without recourse on and after the Additional Account Closing Date, all right, title and interest of the Seller in and to the Receivables now existing and hereafter created in the Additional Accounts designated on Schedule 1, all monies due or to become due on and after the Additional Account Cut Off Date and all amounts received with respect thereto, including all Recoveries related thereto, and all proceeds thereof.

                  (b) In connection with such transfer, the Seller agrees to record and file, at its own expense, financing statements with respect to the Receivables now existing and hereafter created in the Additional Accounts designated on Schedule 1 (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts and general intangibles as defined in Section 9-106 of the UCC as in effect in the Relevant UCC State meeting the requirements of Relevant UCC State law in such manner and such jurisdictions as are necessary to perfect the sale and assignment of such Receivables to RFC, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3. consist of telephone confirmation of such filing, confirmed within 24 hours in writing) to RFC on or prior to the Additional Account Closing Date.

                  (c) In connection with such transfer, the Seller further agrees, at its own expense, on or prior to the Additional Account Closing Date, to indicate clearly and unambiguously in its computer files that Receivables created in connection with the Additional Accounts designated hereby have been conveyed to RFC pursuant to this Assignment.

                  4. Acceptance by RFC. RFC hereby acknowledges its acceptance of all right, title and interest previously held by the Seller in and to the Receivables now existing and hereafter created. RFC further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Seller delivered to RFC the computer file or microfiche list described in
Section 2 of this Assignment.

                  5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to RFC as of the Additional Account Closing Date that:

                  (a) Legal Valid and Binding Obligation. This Assignment constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (b) Eligibility of Accounts. Each Additional Account designated hereby as of the Addition Selection Date is an Eligible Account.

                  (c) Selection Procedures. No selection procedures believed by the Seller to be materially adverse to the interests of any outstanding Series of Investor Certificates or any Enhancement Provider were utilized in selecting the Additional Accounts designated hereby from the available Eligible Accounts in the Seller's portfolio of charge card accounts.

                  (d) Insolvency. The Seller is not insolvent and, after giving effect to the conveyance set forth in Section 3 of this Assignment, will not be insolvent.

                  (e) Security Interest. This Assignment constitutes a valid transfer and assignment to RFC of all right, title and interest of the Seller in and to Receivables now existing and hereafter created in Additional Accounts designated on Schedule 1 hereto, all monies due or to become due with respect thereto on and after the Additional Account Cut Off Date, Recoveries and all proceeds of such Receivables to the extent set forth in Section 9-306 of the UCC in effect in the Relevant UCC State of such Receivables, and such Receivables and all proceeds thereof will be conveyed to RFC free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates except for Liens permitted under subsection 12(b) of the Receivable Purchase Agreement.

                  6. Conditions Precedent. The acceptance of RFC set forth in
Section 4 and the amendment of the Receivable Purchase Agreement set forth in
Section 7 are subject to the satisfaction, on or prior to the Additional Account Closing Date, of the following conditions precedent:

                  (a) Officer's Certificate. The Seller shall have delivered to RFC an Officer's Certificate, certifying that (i) all requirements set forth in
Section 10 of the Receivable Purchase Agreement for designating Additional Accounts and conveying the Receivables of such Accounts, whether now existing or hereafter created, have been satisfied and (ii) each of the representations and warranties made by the Seller in Section 5 is true and correct as of the Additional Account Closing Date. RFC may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein, and shall incur no liability in so relying.

                  (b) Opinion of Counsel. The Seller shall have delivered to RFC and each Rating Agency an Opinion of Counsel with respect to the Receivables in the Additional Accounts designated hereby substantially in the form of Part One of Exhibit C to the Receivable Purchase Agreement.

                  (c) Additional Information. The Seller shall have delivered to RFC such information as was reasonably requested by RFC to satisfy itself as to the accuracy of the representation and warranty set forth in subsection 5(d) to this Assignment.

                  7. Amendment of the Receivable Purchase Agreement. The Receivable Purchase Agreement is hereby amended to provide that all references therein to the "Receivable Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Additional Account Closing Date to be a dual reference to the Receivable Purchase Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Receivable Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to non-compliance with any term or provision of the Receivable Purchase Agreement.

                  8. Counterparts. This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have caused this Assignment of Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and the year first above written.

                                     AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.,
                                          as Seller



                                     By
                                        ----------------------------------
                                        Name:
                                        Title:



                                     AMERICAN EXPRESS RECEIVABLES
                                          FINANCING CORPORATION,
                                          as Purchaser




                                     By
                                        ----------------------------------
                                        Name:
                                        Title:

                                                                      EXHIBIT B
                                                                      ---------
                                               to Receivable Purchase Agreement
                                                                        Revised


                          FORM OF SETTLEMENT STATEMENT

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.
               AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION
                         RECEIVABLES PURCHASE AGREEMENT
                                   ---------------------------------------------

                                             For Preceding Due Period Beginning
                                             ___________ and Ending ___________


                  American Express Travel Related Services Company, Inc. (the "Seller"), and American Express Receivables Financing Corporation ("RFC"), pursuant to the Receivable Purchase Agreement (the "Purchase Agreement") dated as of June 30, 1992, by and between the Seller and RFC, do hereby agree and certify as follows:

1. Capitalized terms used in this Settlement Statement have their respective meanings in the Purchase Agreement, This Settlement Statement is being delivered pursuant to
         Section 6 of the Purchase Agreement. References herein to certain sections are references to the respective sections in the Purchase Agreement.

2.       New Receivables created in Accounts in the preceding Due
         Period being settled on this Purchase Date.                  ---------

Settlement

3.       Purchase Price:                                              ---------

4.       Payment due to TRS in immediately available funds:           ---------

                  IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Settlement Statement this ____ day of ___________, 19__.

                                     AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC.,
                                          as Seller



                                     By
                                        ----------------------------------
                                        Name:
                                        Title:

                                                                      EXHIBIT C
                                                                      ---------


                           FORM OF OPINION OF COUNSEL

                          PROVISIONS TO BE INCLUDED IN
                            OPINION OF COUNSEL TO BE
                             DELIVERED PURSUANT TO
                              SUBSECTION 10(b)(vi)
                              --------------------

                  The opinions set forth below may be subject to certain qualifications, assumptions, limitations and exceptions taken or made in the opinion with respect to similar matters delivered on the Closing Date, Such counsel may rely as to factual matters on certificates of officers of the Seller.

                  (i) The Assignment has been duly authorized, executed and delivered by the Seller and constitutes the valid and legally binding agreement of the Seller, enforceable against the Seller in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

                  (ii) with respect to Receivables in existence on the date hereof, such sale transfers all of the right, title and interest of the Seller in and to such Receivables to RFC, free and clear of any Liens now existing or hereafter created;

                  (iii) with respect to Receivables which come into existence after the date hereof, upon the creation of such Receivables and the subsequent transfer of such Receivables to RFC in accordance with the Receivable Purchase Agreement and receipt by the Seller of the consideration therefor required pursuant to the Receivable Purchase Agreement, such sale will transfer all of the right, title and interest of the Seller in and to such Receivables to RFC free and clear of any Liens;

                                                                      EXHIBIT D
                                                                      ---------

                            FORM OF REASSIGNMENT OF
                        RECEIVABLES IN REMOVED ACCOUNTS
                         (As required by Section 13 of
                      the Receivables Purchase Agreement)

                  REASSIGNMENT No. ____ OF RECEIVABLES, dated as of __________, ___, by and between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a New York Corporation, as Seller (the "Seller"), and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATIONT a Delaware Corporation ("RFC"), pursuant to the Receivable Purchase Agreement referred to below.


                              W I T N E S S E T H:
                              --------------------


                  WHEREAS, the Seller and RFC are parties to the Receivable Purchase Agreement, dated as of June 30, 1992 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivable Purchase Agreement");

                  WHEREAS, pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, by and between RFC as Transferor, American Express Travel Related Services Company, Inc., as Servicer, and The Bank of New York, as trustee (the "Trustee"), RFC wishes to remove all Receivables in certain designated Accounts of RFC (the "Removed Accounts") from the American Express Master Trust (the "Trust") and to cause the Trustee to transfer the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to RFC;

                  WHEREAS, pursuant to Section 13 of the Receivable Purchase Agreement, RFC wishes to reconvey to the seller the Receivables in the Removed Accounts; and

                  WHEREAS, the Seller is willing to accept the reconveyance of the Receivables in the Removed Accounts subject to the terms and conditions hereof;

                  NOW, THEREFORE, the Seller and RFC hereby agree as follows:

                  1. Defined Terms. All terms defined in the Pooling and Servicing Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                  "Removal Date" shall mean, with respect to the Removed

Accounts  designated hereby,  ___________,19__.

                  "Removal Notice Date" shall mean, with respect to the Removed Accounts designated hereby, __________, ________ (which shall be a date on or prior to the tenth Business Day prior to the Removal Date).

                  2. Designation of Removed Accounts. The Seller shall deliver to the Trustee, not later than three Business Days after the delivery of this Reassignment, a computer file or microfiche list containing a true and complete list of each Account which as of the Removal Date shall be deemed to be a Removed Account, such accounts being identified by account number and by the aggregate Receivables balance in such Removed Accounts as of the Removal Notice Date. Such list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment and the Receivables Purchase Agreement as of the Removal Date.

                  3. Conveyance of Receivables. (a) RFC does hereby sell, transfer, assign, set over and otherwise convey to the Seller, without recourse or representation (included those implied by law) on and after the Removal Date, all right, title and interest of RFC in and to the Receivables now existing and hereafter created in the Removed Accounts designated on Schedule 1 hereto, all monies due or to become due and all amounts received with respect thereto, including all Recoveries related thereto, and all proceeds thereof.

                  (b) In connection with such sale, RFC agrees to execute and deliver to the Seller on or prior to the date of this Reassignment, a termination statement with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by RFC of its lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

                  4. Acceptance by RFC. RFC hereby acknowledges that, prior to or simultaneously with the execution and delivery of this Reassignment, the Seller delivered to RFC the computer file or microfiche list represented by the Seller to be as described in Section 2 of this Reassignment.

                  5. Representations and Warranties of the Seller. The Seller hereby represents and warrants to RFC as of the Removal Date:

                  (a) Valid and Legally Binding Obligation. This Reassignment constitutes a valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

                  (b) Selection Procedures. No selection procedures believed by such Seller to be materially adverse to the interests of any outstanding Series of Investor Certificates or any Enhancement Provider were utilized in selecting the Removed Accounts designated hereby.

                  6. Conditions Precedent. The amendment of the Receivable Purchase Agreement set forth in Section 7 hereof is subject to the satisfaction, on or prior to the Removal Date, of the following condition precedent:

                  (a) Officer's Certificate. The Seller shall have delivered to RFC an Officer's Certificate certifying that (i) on the Removal Date, all requirements set forth in Section 13 of the Receivable Purchase Agreement for designating Removed Accounts and reconveying the Receivables of such Removed Accounts, whether now existing or hereafter created, have been satisfied, and
(ii) each of the representations and warranties made by the Seller in Section 5 hereof is true and correct as of the Removal Date. RFC may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                  7. Amendment of the Receivable Purchase Agreement. The Receivable Purchase Agreement is hereby amended to provide that all references therein to the "Receivable Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Receivable Purchase Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Receivable Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Receivable Purchase Agreement.

                  8. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument,

                  IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                     AMERICAN EXPRESS TRAVEL RELATED
                                       SERVICES COMPANY, INC.,
                                       as Seller




                                     By
                                        -----------------------------------
                                        Name:
                                        Title:



                                     AMERICAN EXPRESS RECEIVABLES
                                       FINANCING CORPORATION,
                                       as Purchaser



                                     By
                                        ----------------------------------
                                        Name:
                                        Title:

                                                              Schedule 1
                                                              ----------
                                                              to Reassignment
                                                              of Receivables


                                REMOVED ACCOUNTS
                                ----------------

                AMENDMENT NO. 1 TO RECEIVABLE PURCHASE AGREEMENT

         AMENDMENT No. 1, dated as of September 12, 1994, to the Receivable Purchase Agreement, dated as of June 30, 1992 (the "Agreement"), between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a corporation organized under the laws of the State of New York, as Seller of the Receivables ("Seller"), and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION, a Delaware corporation, as Purchaser of the Receivables ("RFC"). Capitalized terms used herein and not defined herein have the respective meanings assigned to them in the Agreement.


                              W I T N E S S E T H:

         WHEREAS, pursuant to Section 21(a) of the Agreement, the Agreement may be amended from time to time by the Seller and RFC, without the consent of the Trustee or any of the Investor Certificateholders, among other things, to add any provisions to or change in any manner or eliminate any provisions of the Agreement; provided, however, that (i) the Servicer shall have provided to the Trustee an Officer's Certificate to the effect that such amendment will not materially and adversely affect the interests of the Investor Certificateholders, (ii) such amendment shall not, as evidenced by an Opinion of Counsel satisfactory to the Trustee, cause certain adverse tax consequences and (iii) the Rating Agencies confirm that such amendment will not result in the reduction or withdrawal of the rating of any outstanding Series of Investor Certificates;

         WHEREAS, American Express Travel Related Services Company, Inc. ("TRS") and its affiliates, AMEX Life Assurance Company and American Centurion Life Assurance Company (AMEX Life Assurance Company and American Centurion Life Assurance Company and any other affiliates of American Express Company that shall offer such program are hereinafter referred to as "Amex Life") offer an annuity program called "Privileged Assets" to obligors with respect to American Express Card accounts ("Cardmembers");

         WHEREAS, Cardmembers who enroll in Privileged Assets enter into an annuity contract with Amex Life pursuant to which such enrollees make voluntary annuity contributions, which contributions do not constitute Receivables as defined in the Pooling and Servicing Agreement or in the Agreement;

         WHEREAS, Privileged Assets Billed Amounts are treated by TRS, as Servicer under the Pooling and Servicing Agreement, in the same manner as Receivables when they are billed to Cardmembers, in the same manner as Collections when they are paid by Cardmembers and in the same manner as an adjustment pursuant to Section 3.08(a) of the Pooling and Servicing Agreement if they are not paid within 60 days of first being billed;

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date and year first above written.



                                     AMERICAN EXPRESS TRAVEL RELATED
                                       SERVICES COMPANY, INC.
                                       as Seller



                                     By:
                                        ------------------------------
                                        Name:
                                        Title:



                                     AMERICAN EXPRESS RECEIVABLES
                                       FINANCING CORPORATION
                                       as Purchaser



                                     By:
                                        -------------------------------
                                        Name:
                                        Title:


         The Trustee acknowledges that it has received an Officer's Certificate and an Opinion of Counsel satisfactory to the Trustee pursuant to Section 21(a) of the Agreement, copies of which are attached hereto. The Trustee also acknowledges that it has furnished or caused to be furnished written notification of the substance of this amendment to the Rating Agencies. Attached hereto are copies of the confirmation of the Rating Agencies required pursuant to Section 21(a).



                                     THE BANK OF NEW YORK,
                                            as Trustee



                                     By:
                                        ---------------------------------
                                        Name:
                                        Title:

                                Amendment No. 2
                        to Receivable Purchase Agreement


         AMENDMENT NO. 2, dated as of August 7, 1997 (the "Effective Date"), to the RECEIVABLE PURCHASE AGREEMENT, dated as of June 30, 1992 (as amended and otherwise supplemented prior to the Effective Date, the "Receivable Purchase Agreement"), between AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., a corporation organized and existing under the laws of the State of New York, as the Seller of the Receivables (the "Seller"), and AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as the Purchaser of the Receivables ("RFC").

         Each capitalized term that is used, but not defined, herein shall have the meaning specified in the Receivable Purchase Agreement.

         WHEREAS, pursuant to Section 3.08 of the Pooling and Servicing Agreement, the Servicer may from time to time, at the request of RFC, and pursuant to the written instructions of RFC, adjust downward the amount of Receivables in Adjusted Accounts (as such term is defined below) without receiving any Collections therefor;


         WHEREAS, the Seller and RFC wish to amend the Receivable Purchase Agreement (in the manner set forth below) so that the Purchase Price payable by RFC to the Seller pursuant to the Receivable Purchase Agreement shall not be subject to a Credit Adjustment as a result of such adjustment downward of the amount of any Receivables in Adjusted Accounts;

         WHEREAS, pursuant to Section 21(a) of the Receivable Purchase Agreement, such amendment may be effected without the consent of any of the Investor Certificateholders;

         NOW, THEREFORE, pursuant to Section 21(a) of the Receivable Purchase Agreement, the Seller and RFC hereby agree as follows:

    1. New Defined Terms. Paragraph C (entitled "Definitions") appearing on page of the Receivable Purchase Agreement is hereby amended by inserting the following text immediately after the first and only sentence thereof:

         In addition, whenever used herein, the following capitalized terms shall have the meanings set forth below:

                  (a) "Adjusted Accounts Report" shall mean the re ort of RFC, substantially in the form of Exhibit E attached hereto, to be dated on or before the Determination Date with respect to the prior Due Period, pursuant to which RFC shall report or cause to be reported (i) the account numbers and Receivable balance of the Adjusted Accounts on the date (the "Adjustment Date") the Adjusted Account was adjusted to zero without receiving any Collections therefor with respect to Cycle 9 for the second preceding Due Period and Cycles 1 through 8 for the immediately preceding Due Period and (ii) the Adjustment Date.

                  (b) "Adjusted Account" shall mean any Account the Receivables of which have been adjusted to zero pursuant to Section 3.08 of the Pooling and Servicing Agreement, but for reasons unrelated to rebates, refunds, unauthorized charges, or billing errors to obligors, or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, in each case identified by account number, Receivable balance and Adjustment Date, and reflected in the books and records of the Servicer.


         2. Amendment of Section 5 of the Receivable Purchase Agreement. As of the Effective Date, Section 5 of the Receivable Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 5. Adjustments to Purchase Price. Subject to the exception described in the next sentence, (a) the Purchase Price shall be adjusted (a "Credit Adjustment") with respect to any Receivable adjusted as provided in subsection 3.08(a) of the Pooling and Servicing Agreement, and (b) to the extent that RFC is required thereunder to pay any amount to the Servicer for deposit into the Collection Account, the Seller shall pay to RFC the amount required to be paid to the Servicer thereunder. Notwithstanding any of the foregoing, (a) a Credit Adjustment shall not be made with respect to the adjustment to zero of any Receivables in an Adjusted Account pursuant to subsection 3.08(a) of the Pooling and Servicing Agreement, and (b) notwithstanding any adjustment to zero described in clause (a) of this sentence, the Purchase Price shall remain unaffected and the Seller shall not be obligated, under this Section 5 or any other provision of this Agreement or the Pooling and Servicing Agreement, to pay or otherwise credit any amount to RFC, the Servicer or the Trust in connection with such adjustment. RFC shall provide or cause to be provided to the Trustee, on or before each Determination Date, an Adjusted Accounts Report for the immediately preceding Due Period.

         3. New Exhibit E. As of the Effective Date, Exhibit E attached hereto shall be added to the exhibit section of, and shall be deemed to constitute Exhibit E to, the Receivable Purchase Agreement.

         4. Conditions Precedent. As contemplated by Section 21(a) of the Receivable Purchase Agreement, the effectiveness of this Amendment as of the Effective Date shall be subject to the satisfaction of the following conditions precedent:

         (a) the Servicer shall have provided to the Trustee an Officer's Certificate to the effect that the amendments to the Receivable Purchase Agreement and the transactions contemplated hereby will not materially and adversely affect any of the Investor
         Certificateholders;

         (b) each Rating Agency rating any of the Investor Certificates shall have confirmed that the execution and delivery of this Amendment by the parties hereto and the transactions contemplated hereby will not result in the reduction or withdrawal of its rating of any of the Investor Certificates; and

         (c) Orrick, Herrington & Sutcliffe LLP, counsel to the Seller and RFC, shall have delivered to the Trustee an opinion (which shall be satisfactory to the Trustee) to the effect that the execution and delivery of this Amendment by the parties hereto will not cause the Trust to be characterized for U.S. federal income tax purposes as an association taxable as a corporation or adversely affect the treatment of any of the Investor Certificates as debt for U.S. federal income tax purposes.

         5. No Further Amendments. Except as expressly amended hereby, the Receivable Purchase Agreement shall remain unmodified and in full force and effect.


         6. GOVERNRNG LAW. THIS AMENDMENT AND THE RECEIVABLE PURCHASE AGREEMENT, AS AMENDED HEREBY, SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT-OF-LAWS PROVISIONS; AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         7. Counterparts. This Amendment may be executed in counterparts, all of which, together, shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective, duly authorized officers.




                                 AMERICAN EXPRESS TRAVEL
                                 RELATED SERVICES COMPANY,
                                 INC.,
                                    as Seller of the Receivables and as Sevicer



                                 By:
                                    -------------------------------------------
                                    Name.
                                    Title:



                                 AMERICAN EXPRESS RECEIVABLES
                                 FINANCING CORPORATION,
                                   as Purchaser of the Receivables



                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title

ACKNOWLEDGED AND ACCEPTED BY:

THE BANK OF NEW YORK,
as the Trustee

By:
    -----------------------------
    Name:
    Title:

         Exhibit E



         Adjusted Accounts Report


         [Date]


                  We refer to (i) the Master Pooling and Servicing Agreement dated as of June 30, 1992, as amended and supplemented (the "Pooling Agreement"), among American Express Receivables Financing Corporation ("RFC"), as Transferor, American Express Travel Related Services Company, Inc. ("TRS"), as Servicer; and The Bank of New York, as Trustee, related to the American Express Master Trust, and (ii) the Receivable Purchase Agreement dated as of June 30, 1992, as amended and supplemented (the "RPA"), between RFC, as Buyer, and TRS, as Seller. Each capitalized term used but not defined herein or in the RPA shall have the meaning specified in the Pooling Agreement.

                  As contemplated by Section 5 of the RPA, we have enclosed herewith a [list][microfiche] identifying certain Accounts (hereinafter "Adjusted Accounts") by (i) account number and outstanding Receivables balance as of the Adjustment Date and (ii) the Adjustment Date. Such Accounts have been adjusted to zero on the books and records of the Servicer pursuant to Section 3.08(a) of the Pooling Agreement for reasons unrelated to rebates, refunds, unauthorized charges, or billing errors to Obligors, or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor.


                                 AMERICAN EXPRESS RECEIVABLES
                                 FINANCING CORPORATION, the Transferor



                                 By:
                                    --------------------------------------
                                    Name:
                                    Title: